UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 14, 2006

Hanover Compressor Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13071	76-0625124
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12001 North Houston Rosslyn, Houston, Texas		77086
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(281) 447-8787

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Hanover Compression Limited Partnership
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31934	75-2344249
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12001 North Houston Rosslyn, Houston, Texas		77086
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(281) 447-8787

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

On or about August 14, 2006, Hanover Compressor Company (the "Company") sent a notice to participants in The Hanover Companies Retirement Savings Plan (the "401(k) Plan") informing them that the 401(k) Plan would be changing its recordkeeper. The notice indicated that, as a result of the change in recordkeeper, from a period beginning September 15, 2006 and ending when the conversion is complete, which is anticipated to be the week of October 15, 2006 (the "blackout period"), participants will not be able to direct or diversify investments or request a distribution from the 401(k) Plan. These restrictions also apply to shares of the Company’s common stock held as an investment option under the 401(k) Plan.

In connection with the foregoing, on August 14, 2006, the Company also sent a notice to its directors and executive officers informing them that pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and Securities and Exchange Commission rules promulgated thereunder, during the blackout period, they would be prohibited from purchasing, selling, or otherwise acquiring or transferring shares of the Company’s common stock acquired in connection with their employment as an executive officer or services as a director. A copy of the notice is attached hereto as Exhibit 99.1.

During the blackout period and for a period of two years after the ending date thereof, a participant in the 401(k) Plan, a security holder, or other interested person may obtain, without charge, information regarding the blackout period, including the actual ending date of the blackout period, by contacting Tim Timbrook, Hanover's Director of Global Compensation and Benefits at 832-554-4935.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Notice of Trading Restriction Period to Officers and Directors of Hanover Compressor Company, regarding the 401(k) Plan Blackout Period and Trading Restrictions.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hanover Compressor Company

August 14, 2006	By:	Lee E. Beckelman

Name: Lee E. Beckelman
Title: Sr. Vice President & Chief Financial Officer

Hanover Compression Limited Partnership

August 14, 2006	By:	Lee E. Beckelman

Name: Lee E. Beckelman
Title: Sr. Vice President & Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Notice of Trading Restriction Period to Officers and Directors of Hanover Compressor Company, regarding the 401(k) Plan Blackout Period and Trading Restrictions.